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                                                                   EXHIBIT 10.21

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT

     This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") executed effective as of the 28th day of February, 2002 (the "Seventh Amendment Effective Date"), is by and among ATP OIL & GAS CORPORATION, a corporation formed under the laws of the State of Texas (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and collectively, the "Lenders"); and UNION BANK OF CALIFORNIA, N.A., a national banking association as agent for the Lenders (in such capacity, together with any successors in such capacity, the "Administrative Agent").

                                R E C I T A L S

     A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of April 27, 2001 as amended and supplemented by that certain (i) First Amendment to Credit Agreement dated as of June 29, 2001, (ii) Second Amendment to Credit Agreement dated as of June 29, 2001, (iii) Third Amendment to Credit Agreement dated as of June 30, 2001, (iv) Fourth Amendment to Credit Agreement dated as of October 1, 2001, (v) Fifth Amendment to Credit Agreement dated as of November 5, 2001, and (vi) Sixth Amendment to Credit Agreement dated as of January 31, 2002 (as so amended, the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower.

     B. Subject to the terms and conditions of this Amendment, the Borrower, the Administrative Agent and the Lenders wish to amend the Credit Agreement as set forth herein.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment.

     SECTION 2. AMENDMENTS. The Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Seventh Amendment Effective Date, in the following particulars:

        (a) The following term, which is defined in Section 1.02 of the Credit Agreement, is hereby amended in its entirety to read as follows:

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     "Agreement" shall mean this Credit Agreement, as amended and supplemented by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, and as the same may from time to time be further amended or supplemented.

        (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definition where alphabetically appropriate, which read in its entirety as follows:

     "Seventh Amendment" shall mean that certain Seventh Amendment to Credit Agreement dated as of February 28, 2002, by and among the Borrower, the Administrative Agent and the Lenders.

        (c) Section 10.01(o) of the Credit Agreement is hereby amended by replacing the reference to "February 28, 2002" stated therein with "March 31, 2002".

     SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that: (a) Except for such which are made only as of a prior date, the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the Seventh Amendment Effective Date as if made on and as of such date; (b) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate proceedings; (c) this Amendment constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and (d) no consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance by the Borrower of this Amendment or the consummation of the transactions contemplated thereby.

     SECTION 4. CONDITIONS TO EFFECTIVENESS: This Amendment shall become effective and enforceable against the parties hereto and the Credit Agreement shall be amended as provided herein upon the occurrence of the following conditions precedent on or before the Seventh Amendment Effective Date: (a) the Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent and each Lender; (b) no Default or Event of Default shall have occurred and be continuing as of the Seventh Amendment Effective Date and no event shall have occurred or circumstance shall have arisen since September 30, 2001, which, in the reasonable opinion of the Lenders, could have a Material Adverse Effect; (c) the Borrower shall have paid all fees and expenses of the Administrative Agent's outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Seventh Amendment Effective Date, and (d) the Administrative Agent or any Lender or counsel to the Administrative Agent shall have received such other instruments or documents as any of them may reasonably request.

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     SECTION 5. EFFECT ON LOAN DOCUMENTS. Each of the Borrower, the
Administrative Agent and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect. Nothing herein shall act as a waiver of any of the Administrative Agent's or Lender's rights under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated. From and after the Seventh Amendment Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

     SECTION 6. COUNTERPARTS; ASSIGNS. This Amendment (a) may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument; (b) may be executed by facsimile signature and all such signatures shall be effective as originals; and (c) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

     SECTION 7. INVALIDITY. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

     SECTION 8. TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

     SECTION 9. GOVERNING LAW. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Seventh Amendment Effective Date.

BORROWER:                        ATP OIL & GAS CORPORATION



                                 By:    /s/ T. Paul Bulmahn
                                    --------------------------------------------
                                        T. Paul Bulmahn
                                        President

LENDER AND ADMINISTRATIVE        UNION BANK OF CALIFORNIA, N.A.
AGENT                            as Lender and as Administrative Agent



                                 By:    /s/ Damien Meiburger
                                    --------------------------------------------
                                 Name:  Damien Meiburger
                                 Title: Senior Vice President


                                 By:    /s/ Ali Ahmed
                                    --------------------------------------------
                                 Name:  Ali Ahmed
                                 Title: Vice President

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